EXHIBIT 24(a)

                                POWER OF ATTORNEY

                     FORM 10-K ANNUAL REPORT FOR FISCAL 1998

  KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Ellen O. Kaden and John J. Furey, each of them, until December 31, 1998, their true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, for them and in their name, place and stead, in any and all capacities, to sign Campbell Soup Company's Form 10-K Annual Report to the Securities and Exchange Commission for the fiscal year ended August 2, 1998, and any amendments thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

                              CAMPBELL SOUP COMPANY

           Signature                   Dated as of September 24, 1998

    /s/ Alva A. App                       /s/Philip E. Lippincott
    ---------------------------           -----------------------------
    Alva A. App                           Philip E. Lippincott

    /s/Edmund M. Carpenter                /s/Mary Alice Malone
    ---------------------------           -----------------------------
    Edmund M. Carpenter                   Mary Alice Malone

    /s/Bennett Dorrance                   /s/Dale F. Morrison
    ---------------------------           -----------------------------
    Bennett Dorrance                      Dale F. Morrison

    /s/Thomas W. Field, Jr.               /s/Charles H. Mott
    ---------------------------           -----------------------------
    Thomas W. Field, Jr.                  Charles H. Mott

    /s/Kent B. Foster                     /s/George M. Sherman
    ---------------------------           -----------------------------
    Kent B. Foster                        George M. Sherman

    /s/Harvey Golub                       /s/Donald M. Stewart
    ---------------------------           -----------------------------
    Harvey Golub                          Donald M. Stewart

    /s/David W. Johnson                   /s/George Strawbridge, Jr.
    ---------------------------           -----------------------------
    David W. Johnson                      George Strawbridge

    /s/David K. P. Li                     /s/Charlotte C. Weber
    ---------------------------           -----------------------------
    David K. P. Li                        Charlotte C. Weber